Columbus Life Insurance Company
                                                 COLUMBUS LIFE INSURANCE COMPANY
                                                          400 East Fourth Street
                                                     Cincinnati, Ohio 45201-3302

                                SCHEDULE A - (VARIABLE PRODUCT COMMISSION SCHEDULE)
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
PINNACLE II VARIABLE UL CL 84 0503                             YEAR 1            YEARS 2-6         YEARS 7-12          YEARS 13+
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Target Premium                                          [120]%             [3.00]%            [3.00]%              0%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Excess Premium                                          [3.00]%            [3.00]%            [3.00]%              0%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Trails on Unloaned Account Value                          0%               [0.20]%            [0.20]%            [0.10]%
------------------------------------------------------------------------------------------------------------------------------------

RULES FOR COMMISSION PAYMENTS

In the event of policy lapse or surrender within twelve months from the issue date of a Policy, Broker Dealer shall refund commissions in accordance with the following chargeback scale:

--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------
# of completed months in force                               0-6         7          8          9         10         11        12+
--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------
% of commissions recovered                                  100%        95%        90%        80%        60%        30%        0%
--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------

In the event that any Policy shall terminate due to the Owner's election to return a Policy under its "Free Look" provision, Broker Dealer shall refund 100% of the commission paid thereon to Touchstone. Chargebacks may be applied against current and future commissions payable to Broker Dealer.

--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
LEGACY SURVIVORSHIP VARIABLE UL CL 79 0203                     YEAR 1            YEARS 2-6         YEARS 7-12          YEARS 13+
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Target Premium                                          [120]%             [3.00]%            [3.00]%              0%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Excess Premium                                          [3.00]%            [3.00]%            [3.00]%              0%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Trails on Unloaned Account Value                          0%               [0.20]%            [0.20]%            [0.10]%
------------------------------------------------------------------------------------------------------------------------------------

RULES FOR COMMISSION PAYMENTS

In the event of policy lapse or surrender within twelve months from the issue date of a Policy, Broker Dealer shall refund commissions in accordance with the following chargeback scale:

--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------
# of completed months in force                               0-6         7          8          9         10         11        12+
--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------
% of commissions recovered                                  100%        95%        90%        80%        60%        30%        0%
--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------

In the event that any Policy shall terminate due to the Owner's election to return a Policy under its "Free Look" provision, Broker Dealer shall refund 100% of the commission paid thereon to Touchstone. Chargebacks may be applied against current and future commissions payable to Broker Dealer.

--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
PINNACLE VARIABLE UL CL 75 0101                                YEAR 1            YEARS 2-6         YEARS 7-12          YEARS 13+
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Target Premium                                          [120]%             [3.00]%            [3.00]%              0%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Excess Premium                                          [3.00]%            [3.00]%            [3.00]%              0%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Trails on Unloaned Account Value                          0%               [0.20]%            [0.20]%            [0.10]%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------

RULES FOR COMMISSION PAYMENTS

In the event of policy lapse or surrender within twelve months from the issue date of a Policy, Broker Dealer shall refund commissions in accordance with the following chargeback scale:

--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------
# of completed months in force                               0-6         7          8          9         10         11        12+
--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------
% of commissions recovered                                  100%        95%        90%        80%        60%        30%        0%
--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------

In the event that any Policy shall terminate due to the Owner's election to return a Policy under its "Free Look" provision, Broker Dealer shall refund 100% of the commission paid thereon to Touchstone. Chargebacks may be applied against current and future commissions payable to Broker Dealer.

--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
VARIABLE UL CL 72 9908                                         YEAR 1           YEARS 2-10         YEARS 11-16         YEARS 17+
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Target Premium                                          [105]%             [3.00]%            [1.00]%            [1.00]%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Excess Premium                                          [3.00]%            [3.00]%            [1.00]%            [1.00]%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------
       Trails on Unloaned Account Value                          0%               [0.25]%            [0.25]%              0%
--------------------------------------------------------- ------------------ ------------------ ------------------ -----------------

*0% ON ANY AMOUNT OF FIRST YEAR PREMIUM IN EXCESS OF $500 PER $1,000 OF SPECIFIED AMOUNT.

RULES FOR COMMISSION PAYMENTS

In the event of policy lapse or surrender within twelve months from the issue date of a Policy, Broker Dealer shall refund commissions in accordance with the following chargeback scale:

--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------
# of completed months in force                               0-6         7          8          9         10         11        12+
--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------
% of commissions recovered                                  100%        95%        90%        80%        60%        30%        0%
--------------------------------------------------------- ---------- ---------- ---------- ---------- ---------- ---------- --------

In the event that any Policy shall terminate due to the Owner's election to return a Policy under its "Free Look" provision, Broker Dealer shall refund 100% of the commission paid thereon to Touchstone. Chargebacks may be applied against current and future commissions payable to Broker Dealer.